The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $361
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $230
Janus Adviser Balanced Fund $4,972
Janus Adviser Flexible Bond Fund $770
Janus Adviser International Growth Fund $16,256
Janus Adviser Money Market Fund $236
Janus Adviser Forty Fund $1,495
Janus Adviser Fundamental Equity Fund $45
Janus Adviser Growth and Income Fund $901
Janus Adviser INTECH Risk-Managed Growth Fund $395
Janus Adviser INTECH Risk-Managed Core Fund $166
Janus Adviser Mid Cap Value Fund $991
Janus Adviser Small Company Value Fund $1
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $25
Janus Adviser Orion Fund $2
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $121
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $42
Janus Adviser INTECH Risk-Managed International Fund $32
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $144
Janus Adviser Flexible Bond Fund $87
Janus Adviser International Growth Fund $1,937
Janus Adviser Money Market Fund $15
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $50
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $133
Janus Adviser Mid Cap Value Fund $248
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $30
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $9
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $159
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $42
Janus Adviser INTECH Risk-Managed International Fund $24
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $42
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $7
Janus Adviser Balanced Fund $217
Janus Adviser Flexible Bond Fund $113
Janus Adviser International Growth Fund $3,815
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $1,823
Janus Adviser Fundamental Equity Fund $65
Janus Adviser Growth and Income Fund $537
Janus Adviser INTECH Risk-Managed Growth Fund $278
Janus Adviser INTECH Risk-Managed Core Fund $549
Janus Adviser Mid Cap Value Fund $4,998
Janus Adviser Small Company Value Fund $16
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $45
Janus Adviser Orion Fund $27
Janus Adviser INTECH Risk-Managed Value Fund $7
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $430
Janus Adviser International Equity Fund $6
Janus Adviser Floating Rate High Income Fund $42
Janus Adviser INTECH Risk-Managed International Fund $37
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $1
Janus Adviser Balanced Fund $5
Janus Adviser Flexible Bond Fund $3
Janus Adviser International Growth Fund $460
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $21
Janus Adviser INTECH Risk-Managed Growth Fund $1
Janus Adviser INTECH Risk-Managed Core Fund $7
Janus Adviser Mid Cap Value Fund $43
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $24
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $362
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $158
Janus Adviser Balanced Fund $206
Janus Adviser Flexible Bond Fund $15
Janus Adviser International Growth Fund $1,811
Janus Adviser Forty Fund $1,141
Janus Adviser Fundamental Equity Fund $4
Janus Adviser Growth and Income Fund $15
Janus Adviser INTECH Risk-Managed Growth Fund $8,969
Janus Adviser INTECH Risk-Managed Core Fund $1,506
Janus Adviser Mid Cap Value Fund $4,148
Janus Adviser Small Company Value Fund $1
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $4
Janus Adviser Orion Fund $3
Janus Adviser INTECH Risk-Managed Value Fund $639
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $325
Janus Adviser International Equity Fund $134
Janus Adviser Floating Rate High Income Fund $57
Janus Adviser INTECH Risk-Managed International Fund $44
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

Institutional-Class
Janus Institutional Money Market Fund $232,880
Janus Institutional Government Money Market Fund $28,035

Service-Class
Janus Institutional Money Market Fund $2,132
Janus Institutional Government Money Market Fund $4,108

Primary-Class
Janus Institutional Money Market Fund $3
Janus Institutional Government Money Market Fund $2

Select-Class
Janus Institutional Money Market Fund $3
Janus Institutional Government Money Market Fund $2

Premium-Class
Janus Institutional Money Market Fund $630
Janus Institutional Government Money Market Fund $2

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $39,942
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $78,900
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $534
Janus Adviser Fundamental Equity Fund $4,087
Janus Adviser Growth and Income Fund $23,096
Janus Adviser INTECH Risk-Managed Growth Fund $6,545
Janus Adviser INTECH Risk-Managed Core Fund $630
Janus Adviser Mid Cap Value Fund $4,090
Janus Adviser Small Company Value Fund $1,387
Janus Adviser Contrarian Fund $150
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $5
Janus Adviser INTECH Risk-Managed Value Fund $5
Janus Adviser Small-Mid Growth Fund $41
Janus Adviser Long/Short Fund $342
Janus Adviser International Equity Fund $3
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,575
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $12,336
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $42
Janus Adviser Fundamental Equity Fund $1,102
Janus Adviser Growth and Income Fund $1,485
Janus Adviser INTECH Risk-Managed Growth Fund $636
Janus Adviser INTECH Risk-Managed Core Fund $653
Janus Adviser Mid Cap Value Fund $2,017
Janus Adviser Small Company Value Fund $125
Janus Adviser Contrarian Fund $1,123
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $18
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $121
Janus Adviser Long/Short Fund $513
Janus Adviser International Equity Fund $6
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,698
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $14,919
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $152
Janus Adviser Fundamental Equity Fund $1,470
Janus Adviser Growth and Income Fund $11,679
Janus Adviser INTECH Risk-Managed Growth Fund $2,295
Janus Adviser INTECH Risk-Managed Core Fund $1,131
Janus Adviser Mid Cap Value Fund $16,350
Janus Adviser Small Company Value Fund $540
Janus Adviser Contrarian Fund $878
Janus Adviser High-Yield Fund $2
Janus Adviser Orion Fund $29
Janus Adviser INTECH Risk-Managed Value Fund $12
Janus Adviser Small-Mid Growth Fund $185
Janus Adviser Long/Short Fund $1,039
Janus Adviser International Equity Fund $8
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $56
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $2,146
Janus Adviser Forty Fund $6
Janus Adviser Fundamental Equity Fund $10
Janus Adviser Growth and Income Fund $582
Janus Adviser INTECH Risk-Managed Growth Fund $9
Janus Adviser INTECH Risk-Managed Core Fund $17
Janus Adviser Mid Cap Value Fund $190
Janus Adviser Small Company Value Fund $253
Janus Adviser Contrarian Fund $24
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $3
Janus Adviser INTECH Risk-Managed Value Fund $9
Janus Adviser Small-Mid Growth Fund $97
Janus Adviser Long/Short Fund $6
Janus Adviser International Equity Fund $3

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,340
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $6,508
Janus Adviser Forty Fund $47
Janus Adviser Fundamental Equity Fund $79
Janus Adviser Growth and Income Fund $320
Janus Adviser INTECH Risk-Managed Growth Fund $55,400
Janus Adviser INTECH Risk-Managed Core Fund $2,732
Janus Adviser Mid Cap Value Fund $11,528
Janus Adviser Small Company Value Fund $22
Janus Adviser Contrarian Fund $105
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $2
Janus Adviser INTECH Risk-Managed Value Fund $1,012
Janus Adviser Small-Mid Growth Fund $75
Janus Adviser Long/Short Fund $718
Janus Adviser International Equity Fund $114
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0

Institutional-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Service-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Primary-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Select-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Premium-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0581
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0653
Janus Adviser Balanced Fund $0.2824
Janus Adviser Flexible Bond Fund $0.2579
Janus Adviser International Growth Fund $0.6871
Janus Adviser Money Market Fund $0.0214
Janus Adviser Forty Fund $0.0168
Janus Adviser Fundamental Equity Fund $0.0171
Janus Adviser Growth and Income Fund $0.1214
Janus Adviser INTECH Risk-Managed Growth Fund $0.0385
Janus Adviser INTECH Risk-Managed Core Fund $0.1128
Janus Adviser Mid Cap Value Fund $0.1921
Janus Adviser Small Company Value Fund $0.0006
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3405
Janus Adviser Orion Fund $0.0139
Janus Adviser INTECH Risk-Managed Value Fund $0.1025
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0208
Janus Adviser International Equity Fund $0.0075
Janus Adviser Floating Rate High Income Fund $0.3182
Janus Adviser INTECH Risk-Managed International Fund $0.1286
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.2090
Janus Adviser Flexible Bond Fund $0.2268
Janus Adviser International Growth Fund $0.5237
Janus Adviser Money Market Fund $0.0227
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.1034
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0874
Janus Adviser Mid Cap Value Fund $0.0976
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3164
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0772
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0183
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.3028
Janus Adviser INTECH Risk-Managed International Fund $0.0954
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.1500
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1136
Janus Adviser Balanced Fund $0.3162
Janus Adviser Flexible Bond Fund $0.2735
Janus Adviser International Growth Fund $0.8529
Janus Adviser Money Market Fund $0.0227
Janus Adviser Forty Fund $0.0717
Janus Adviser Fundamental Equity Fund $0.0684
Janus Adviser Growth and Income Fund $0.1416
Janus Adviser INTECH Risk-Managed Growth Fund $0.0769
Janus Adviser INTECH Risk-Managed Core Fund $0.2080
Janus Adviser Mid Cap Value Fund $0.2424
Janus Adviser Small Company Value Fund $0.0215
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3514
Janus Adviser Orion Fund $0.0307
Janus Adviser INTECH Risk-Managed Value Fund $0.1251
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0243
Janus Adviser International Equity Fund $0.0367
Janus Adviser Floating Rate High Income Fund $0.3259
Janus Adviser INTECH Risk-Managed International Fund $0.1455
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.1345
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0365
Janus Adviser Balanced Fund $0.2946
Janus Adviser Flexible Bond Fund $0.2424
Janus Adviser International Growth Fund $0.7144
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0282
Janus Adviser Growth and Income Fund $0.1170
Janus Adviser INTECH Risk-Managed Growth Fund $0.0611
Janus Adviser INTECH Risk-Managed Core Fund $0.1627
Janus Adviser Mid Cap Value Fund $0.1819
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3284
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0894
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0037
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.1866
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1433
Janus Adviser Balanced Fund $0.3409
Janus Adviser Flexible Bond Fund $0.2887
Janus Adviser International Growth Fund $0.9281
Janus Adviser Forty Fund $0.1460
Janus Adviser Fundamental Equity Fund $0.0773
Janus Adviser Growth and Income Fund $0.1480
Janus Adviser INTECH Risk-Managed Growth Fund $0.1032
Janus Adviser INTECH Risk-Managed Core Fund $0.2362
Janus Adviser Mid Cap Value Fund $0.2853
Janus Adviser Small Company Value Fund $0.0356
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.3644
Janus Adviser Orion Fund $0.0421
Janus Adviser INTECH Risk-Managed Value Fund $0.1424
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0266
Janus Adviser International Equity Fund $0.0576
Janus Adviser Floating Rate High Income Fund $0.3336
Janus Adviser INTECH Risk-Managed International Fund $0.1621
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0254
Janus Institutional Government Money Market Fund $0.0236

Service-Class
Janus Institutional Money Market Fund $0.0241
Janus Institutional Government Money Market Fund $0.0223

Primary-Class
Janus Institutional Money Market Fund $0.0238
Janus Institutional Government Money Market Fund $0.0218

Select-Class
Janus Institutional Money Market Fund $0.0245
Janus Institutional Government Money Market Fund $0.0226

Premium-Class
Janus Institutional Money Market Fund $0.0254
Janus Institutional Government Money Market Fund $0.0234

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Service-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Primary-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Select-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Premium-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $5,338
Janus Adviser Mid Cap Growth Fund $3,765
Janus Adviser Worldwide Fund $3,344
Janus Adviser Balanced Fund $18,522
Janus Adviser Flexible Bond Fund $3,190
Janus Adviser International Growth Fund $25,050
Janus Adviser Money Market Fund $10,375
Janus Adviser Forty Fund $89,800
Janus Adviser Fundamental Equity Fund $2,982
Janus Adviser Growth and Income Fund $8,268
Janus Adviser INTECH Risk-Managed Growth Fund $7,359
Janus Adviser INTECH Risk-Managed Core Fund $1,458
Janus Adviser Mid Cap Value Fund $5,555
Janus Adviser Small Company Value Fund $2,015
Janus Adviser Contrarian Fund $982
Janus Adviser High-Yield Fund $74
Janus Adviser Orion Fund $123
Janus Adviser INTECH Risk-Managed Value Fund $26
Janus Adviser Small-Mid Growth Fund $38
Janus Adviser Long/Short Fund $4,725
Janus Adviser International Equity Fund $202
Janus Adviser Floating Rate High Income Fund $136
Janus Adviser INTECH Risk-Managed International Fund $253
Janus Adviser Global Research Fund $50
Janus Adviser Global Real Estate Fund $50

C-Shares
Janus Adviser Large Cap Growth Fund $161
Janus Adviser Mid Cap Growth Fund $378
Janus Adviser Worldwide Fund $30
Janus Adviser Balanced Fund $769
Janus Adviser Flexible Bond Fund $493
Janus Adviser International Growth Fund $3,947
Janus Adviser Money Market Fund $1,180
Janus Adviser Forty Fund $7,771
Janus Adviser Fundamental Equity Fund $777
Janus Adviser Growth and Income Fund $533
Janus Adviser INTECH Risk-Managed Growth Fund $1,008
Janus Adviser INTECH Risk-Managed Core Fund $1,524
Janus Adviser Mid Cap Value Fund $2,616
Janus Adviser Small Company Value Fund $189
Janus Adviser Contrarian Fund $8,735
Janus Adviser High-Yield Fund $94
Janus Adviser Orion Fund $644
Janus Adviser INTECH Risk-Managed Value Fund $62
Janus Adviser Small-Mid Growth Fund $108
Janus Adviser Long/Short Fund $12,284
Janus Adviser International Equity Fund $291
Janus Adviser Floating Rate High Income Fund $143
Janus Adviser INTECH Risk-Managed International Fund $255
Janus Adviser Global Research Fund $55
Janus Adviser Global Real Estate Fund $50

A-Shares
Janus Adviser Large Cap Growth Fund $288
Janus Adviser Mid Cap Growth Fund $859
Janus Adviser Worldwide Fund $77
Janus Adviser Balanced Fund $938
Janus Adviser Flexible Bond Fund $603
Janus Adviser International Growth Fund $4,689
Janus Adviser Money Market Fund $702
Janus Adviser Forty Fund $27,252
Janus Adviser Fundamental Equity Fund $1,048
Janus Adviser Growth and Income Fund $4,017
Janus Adviser INTECH Risk-Managed Growth Fund $3,349
Janus Adviser INTECH Risk-Managed Core Fund $2,493
Janus Adviser Mid Cap Value Fund $22,337
Janus Adviser Small Company Value Fund $804
Janus Adviser Contrarian Fund $7,011
Janus Adviser High-Yield Fund $113
Janus Adviser Orion Fund $996
Janus Adviser INTECH Risk-Managed Value Fund $55
Janus Adviser Small-Mid Growth Fund $149
Janus Adviser Long/Short Fund $27,241
Janus Adviser International Equity Fund $880
Janus Adviser Floating Rate High Income Fund $132
Janus Adviser INTECH Risk-Managed International Fund $257
Janus Adviser Global Research Fund $50
Janus Adviser Global Real Estate Fund $50

R-Shares
Janus Adviser Large Cap Growth Fund $13
Janus Adviser Mid Cap Growth Fund $178
Janus Adviser Worldwide Fund $16
Janus Adviser Balanced Fund $32
Janus Adviser Flexible Bond Fund $14
Janus Adviser International Growth Fund $829
Janus Adviser Forty Fund $1,279
Janus Adviser Fundamental Equity Fund $8
Janus Adviser Growth and Income Fund $227
Janus Adviser INTECH Risk-Managed Growth Fund $14
Janus Adviser INTECH Risk-Managed Core Fund $42
Janus Adviser Mid Cap Value Fund $312
Janus Adviser Small Company Value Fund $366
Janus Adviser Contrarian Fund $148
Janus Adviser High-Yield Fund $73
Janus Adviser Orion Fund $87
Janus Adviser INTECH Risk-Managed Value Fund $39
Janus Adviser Small-Mid Growth Fund $88
Janus Adviser Long/Short Fund $5
Janus Adviser International Equity Fund $54

I-Shares
Janus Adviser Large Cap Growth Fund $1,891
Janus Adviser Mid Cap Growth Fund $371
Janus Adviser Worldwide Fund $1,006
Janus Adviser Balanced Fund $107
Janus Adviser Flexible Bond Fund $18
Janus Adviser International Growth Fund $2,436
Janus Adviser Forty Fund $8,567
Janus Adviser Fundamental Equity Fund $60
Janus Adviser Growth and Income Fund $112
Janus Adviser INTECH Risk-Managed Growth Fund $95,036
Janus Adviser INTECH Risk-Managed Core Fund $6,380
Janus Adviser Mid Cap Value Fund $15,091
Janus Adviser Small Company Value Fund $32
Janus Adviser Contrarian Fund $835
Janus Adviser High-Yield Fund $11
Janus Adviser Orion Fund $67
Janus Adviser INTECH Risk-Managed Value Fund $5,748
Janus Adviser Small-Mid Growth Fund $71
Janus Adviser Long/Short Fund $16,346
Janus Adviser International Equity Fund $3,548
Janus Adviser Floating Rate High Income Fund $182
Janus Adviser INTECH Risk-Managed International Fund $259
Janus Adviser Global Research Fund $51
Janus Adviser Global Real Estate Fund $522

Institutional-Class
Janus Institutional Money Market Fund $8,882,123
Janus Institutional Government Money Market Fund $1,525,295

Service-Class
Janus Institutional Money Market Fund $71,112
Janus Institutional Government Money Market Fund $209,285

Primary-Class
Janus Institutional Money Market Fund $104
Janus Institutional Government Money Market Fund $104

Select-Class
Janus Institutional Money Market Fund $105
Janus Institutional Government Money Market Fund $104

Premium-Class
Janus Institutional Money Market Fund $231,427
Janus Institutional Government Money Market Fund $105

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $25.11
Janus Adviser Mid Cap Growth Fund $35.82
Janus Adviser Worldwide Fund $34.51
Janus Adviser Balanced Fund $25.68
Janus Adviser Flexible Bond Fund $12.22
Janus Adviser International Growth Fund $61.70
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $37.92
Janus Adviser Fundamental Equity Fund $18.78
Janus Adviser Growth and Income Fund $14.82
Janus Adviser INTECH Risk-Managed Growth Fund $13.27
Janus Adviser INTECH Risk-Managed Core Fund $13.55
Janus Adviser Mid Cap Value Fund $18.05
Janus Adviser Small Company Value Fund $13.93
Janus Adviser Contrarian Fund $15.07
Janus Adviser High-Yield Fund $9.25
Janus Adviser Orion Fund $14.75
Janus Adviser INTECH Risk-Managed Value Fund $10.79
Janus Adviser Small-Mid Growth Fund $12.47
Janus Adviser Long/Short Fund $12.96
Janus Adviser International Equity Fund $11.98
Janus Adviser Floating Rate High Income Fund $9.09
Janus Adviser INTECH Risk-Managed International Fund $9.37
Janus Adviser Global Research Fund $9.41
Janus Adviser Global Real Estate Fund $9.34

C-Shares
Janus Adviser Large Cap Growth Fund $24.99
Janus Adviser Mid Cap Growth Fund $35.17
Janus Adviser Worldwide Fund $34.73
Janus Adviser Balanced Fund $26.05
Janus Adviser Flexible Bond Fund $12.19
Janus Adviser International Growth Fund $62.50
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $37.36
Janus Adviser Fundamental Equity Fund $18.52
Janus Adviser Growth and Income Fund $14.80
Janus Adviser INTECH Risk-Managed Growth Fund $12.94
Janus Adviser INTECH Risk-Managed Core Fund $13.26
Janus Adviser Mid Cap Value Fund $17.82
Janus Adviser Small Company Value Fund $13.56
Janus Adviser Contrarian Fund $14.91
Janus Adviser High-Yield Fund $9.25
Janus Adviser Orion Fund $14.59
Janus Adviser INTECH Risk-Managed Value Fund $10.73
Janus Adviser Small-Mid Growth Fund $12.32
Janus Adviser Long/Short Fund $12.86
Janus Adviser International Equity Fund $11.91
Janus Adviser Floating Rate High Income Fund $9.08
Janus Adviser INTECH Risk-Managed International Fund $9.37
Janus Adviser Global Research Fund $9.40
Janus Adviser Global Real Estate Fund $9.34

A-Shares
Janus Adviser Large Cap Growth Fund $25.18
Janus Adviser Mid Cap Growth Fund $36.15
Janus Adviser Worldwide Fund $34.46
Janus Adviser Balanced Fund $25.40
Janus Adviser Flexible Bond Fund $12.23
Janus Adviser International Growth Fund $61.69
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $38.19
Janus Adviser Fundamental Equity Fund $18.87
Janus Adviser Growth and Income Fund $14.71
Janus Adviser INTECH Risk-Managed Growth Fund $13.33
Janus Adviser INTECH Risk-Managed Core Fund $13.54
Janus Adviser Mid Cap Value Fund $18.07
Janus Adviser Small Company Value Fund $14.03
Janus Adviser Contrarian Fund $15.16
Janus Adviser High-Yield Fund $9.25
Janus Adviser Orion Fund $14.84
Janus Adviser INTECH Risk-Managed Value Fund $10.80
Janus Adviser Small-Mid Growth Fund $12.55
Janus Adviser Long/Short Fund $12.97
Janus Adviser International Equity Fund $12.04
Janus Adviser Floating Rate High Income Fund $9.09
Janus Adviser INTECH Risk-Managed International Fund $9.38
Janus Adviser Global Research Fund $9.41
Janus Adviser Global Real Estate Fund $9.35

R-Shares
Janus Adviser Large Cap Growth Fund $24.83
Janus Adviser Mid Cap Growth Fund $35.54
Janus Adviser Worldwide Fund $34.26
Janus Adviser Balanced Fund $25.52
Janus Adviser Flexible Bond Fund $12.22
Janus Adviser International Growth Fund $61.43
Janus Adviser Forty Fund $37.59
Janus Adviser Fundamental Equity Fund $18.57
Janus Adviser Growth and Income Fund $14.57
Janus Adviser INTECH Risk-Managed Growth Fund $13.14
Janus Adviser INTECH Risk-Managed Core Fund $13.41
Janus Adviser Mid Cap Value Fund $18.01
Janus Adviser Small Company Value Fund $13.81
Janus Adviser Contrarian Fund $15.00
Janus Adviser High-Yield Fund $9.25
Janus Adviser Orion Fund $14.68
Janus Adviser INTECH Risk-Managed Value Fund $10.77
Janus Adviser Small-Mid Growth Fund $12.39
Janus Adviser Long/Short Fund $12.88
Janus Adviser International Equity Fund $11.95

I-Shares
Janus Adviser Large Cap Growth Fund $27.49
Janus Adviser Mid Cap Growth Fund $36.22
Janus Adviser Worldwide Fund $34.45
Janus Adviser Balanced Fund $25.24
Janus Adviser Flexible Bond Fund $12.20
Janus Adviser International Growth Fund $61.74
Janus Adviser Forty Fund $38.13
Janus Adviser Fundamental Equity Fund $18.86
Janus Adviser Growth and Income Fund $14.74
Janus Adviser INTECH Risk-Managed Growth Fund $13.27
Janus Adviser INTECH Risk-Managed Core Fund $13.47
Janus Adviser Mid Cap Value Fund $18.01
Janus Adviser Small Company Value Fund $14.06
Janus Adviser Contrarian Fund $15.21
Janus Adviser High-Yield Fund $9.25
Janus Adviser Orion Fund $14.89
Janus Adviser INTECH Risk-Managed Value Fund $10.82
Janus Adviser Small-Mid Growth Fund $12.62
Janus Adviser Long/Short Fund $13.02
Janus Adviser International Equity Fund $12.01
Janus Adviser Floating Rate High Income Fund $9.10
Janus Adviser INTECH Risk-Managed International Fund $9.38
Janus Adviser Global Research Fund $9.42
Janus Adviser Global Real Estate Fund $9.35

Institutional-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Service-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Primary-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Select-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Premium-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00